POWER OF ATTORNEY

     The undersigned, General Electric Capital Services, Inc., a Delaware corporation (hereinafter referred to as the "Corporation") does hereby make, constitute and appoint the persons listed below as the Corporation's true and lawful agent and attorney-in-fact (hereinafter referred to as the "Attorney") to act either together or alone in the name and on behalf of the Corporation for and with respect to the matters hereinafter described.

          Name of Attorney:

                              Michael A. Gaudino
                              Robert O. O'Reilly, Sr.
                              Murry K. Stegelmann
                              James Ungari
                              Preston Abbott
                              Leon E. Roday
                              J. Gordon Smith
                              Michael E. Pralle
                              Iain MacKay
                              Jonathan K. Sprole
                              Barbara J. Gould
                              Robert L. Lewis
                              Wendy E. Ormond
                              Mark F. Mylon

          Each Attorney shall have the power and authority to do the following:

          To execute and deliver any Schedule 13D, Schedule 13G or Forms 3, 4 and 5 or any amendments thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 on behalf of the Corporation with regard to any securities owned by the Corporation, General Electric Capital Corporation or any of their subsidiaries.

     And, in connection with the foregoing, to execute and deliver all documents, acknowledgments, consents and other agreements and to take such further action as may be necessary or convenient for the Corporation in order to more effectively carry out the intent and purpose of the foregoing.

     Agreements, commitments, documents, instruments, and other writings executed by the Attorney in accordance with the terms hereof shall be binding upon the Corporation without attestation and without affixation of the seal of the Corporation. The Power of Attorney conferred hereby shall not be delegable by any Attorney. The Attorney shall serve without compensation for acting in the capacity of agent and attorney-in-fact hereunder.

     Unless revoked by the Corporation, this Power of Attorney shall be governed under the laws of the State of New York and the authority of the Attorney hereunder shall terminate on March 31, 2002,

     IN WITNESS WHEREOF, the Corporation has caused this Power of Attorney to be executed, attested and its corporate seal to be affixed pursuant to authority granted by the Corporation's board of directors, as of the 22nd day of February, 2000.

                              General Electric Capital Services, Inc.

(Corporate Seal)

                              By: /s/ Nancy E. Barton
                                  --------------------------------------
                                  Nancy E. Barton, Senior Vice President

Attest:
                              By: /s/ Brian T. McAnaney
                                  --------------------------------------
                                  Brian T. McAnaney, Assistant Secretary

                             POWER OF ATTORNEY

     The undersigned, General Electric Company, a New York corporation (hereinafter referred to as the "Corporation") does hereby make, constitute and appoint the persons listed below as the Corporation's true and lawful agent and attorney-in-fact (hereinafter referred to as the "Attorney") to act either together or alone in the name and on behalf of the Corporation for and with respect to the matters hereinafter described.

          Name of Attorney:

                              Joan C. Amble
                              Nancy E. Barton
                              Jeffrey S. Werner
                              Leon E. Roday
                              Michael A. Gaudino
                              Robert O. O'Reilly, Sr.
                              Preston Abbott
                              Murry K. Stegelmann
                              James Ungari
                              J. Gordon Smith
                              Michael E. Pralle
                              Iain Mackay
                              Jonathan K. Sprole
                              Barbara J. Gould
                              Robert L. Lewis
                              Wendy E. Ormond
                              Mark F. Mylon

          Each Attorney shall have the power and authority to do the following:

          To execute and deliver any Schedule 13D, Schedule 13G or Forms 3, 4 and 5 or any amendments thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 on behalf of the Corporation with regard to any securities owned by General Electric Capital Services, Inc., General Electric Capital Corporation or any of their subsidiaries;

          And, in connection with the foregoing, to execute and deliver all documents, acknowledgments, consents and other agreements and to take such further action as may be necessary or convenient for the Corporation in order to more effectively carry out the intent and purpose of the foregoing.

          Agreements, commitments, documents, instruments, and other writings executed by the Attorney in accordance with the terms hereof shall be binding upon the Corporation without attestation and without affixation of the seal of the Corporation. The Power of Attorney conferred hereby shall not be delegable by any Attorney. The Attorney shall serve without compensation for acting in the capacity of agent and attorney-in-fact hereunder.

          Unless sooner revoked by the Corporation, this Power of Attorney shall be governed under the laws of the State of New York and the authority of the Attorney hereunder shall terminate on March 31, 2002.

          IN WITNESS WHEREOF, the Corporation has caused this Power of Attorney to be executed, attested and its corporate seal to be affixed pursuant to authority granted by the Corporation's board of directors, as of the 22nd day of February, 2000.

                                  General Electric Company

(Corporate Seal)

                              By: /s/ Philip D. Ameen
                                  -------------------------------
                                  Philip D. Ameen, Vice President

Attest:

/s/ Robert E. Healing
--------------------------------------
Robert E. Healing, Attesting Secretary